UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 27, 2023

Diebold Nixdorf, Incorporated
(Exact name of registrant as specified in its charter)
__________________________________________________________

Ohio		1-4879	34-0183970
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

50 Executive Parkway, P.O. Box 2520
Hudson,	Ohio		44236
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common shares, $1.25 per value per share	DBD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders

At the Diebold Nixdorf, Inc. (the “Company”) Annual Meeting of Shareholders held on April 27, 2023, the Company’s shareholders: (1) elected each of the Board’s seven (7) nominees for director to serve one-year terms or until the election and qualification of a successor; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year 2023; (3) approved, on an advisory basis, our named executive officer compensation; (4) recommended a frequency of “every year” for conducting a shareholder advisory vote on our named executive officer compensation; (5) approved an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the authorized common shares to 250,000,000; and (6) did not approve an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate supermajority voting requirements for matters requiring shareholder approval under the Ohio Revised Code. These proposals are described in more detail in the Company’s definitive proxy statement on Schedule 14A filed March 16, 2023.

Set forth below are the final voting results for each proposal:

Proposal 1: Election of each of the Board’s seven (7) nominees for director

Nominee	For	Against	Abstain	Broker Non-Vote
Arthur F. Anton	38,127,118	3,238,178	238,034	20,424,774
William A. Borden	39,519,899	1,832,791	250,640	20,424,774
Marjorie L. Bowen	39,507,619	1,765,529	330,181	20,424,774
Matthew Goldfarb	38,328,797	3,013,878	260,654	20,424,774
Octavio Marquez	39,715,370	1,682,334	205,626	20,424,774
Emanuel R. Pearlman	39,394,165	1,937,542	271,623	20,424,774
Kent M. Stahl	35,289,555	6,038,566	275,208	20,424,774

Proposal 2: Ratification of Appointment of KPMG LLP

For	Against	Abstain
59,877,423	1,734,554	416,126

Proposal 3: Advisory Approval of Named Executive Officer Compensation

For	Against	Abstain	Broker Non-Vote
33,891,857	5,980,589	1,730,883	20,424,774

Proposal 4: Recommendation of the Frequency of the Shareholder Advisory Vote on Named Executive Officer Compensation

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Vote
40,220,798	212,405	540,399	629,727	20,424,774

At a meeting of the Board of Directors of the Company held on April 27, 2023, the directors confirmed that the shareholder advisory vote on the compensation of the Company’s named executive officers would be held every year, as recommended by the Company’s shareholders.

Proposal 5: Approval of an Amendment to the Company’s Amended and Restated Articles of Incorporation to Increase the Authorized Common Shares to 250,000,000

For	Against	Abstain
57,504,596	3,916,571	606,937

Proposal 6: Approval of an amendment to the Company’s Amended and Restated Articles of Incorporation to eliminate supermajority voting requirements for matters requiring shareholder approval under the Ohio Revised Code.

For	Against	Abstain	Broker Non-Vote
39,336,791	1,960,226	306,313	20,424,774

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
May 1, 2023	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Executive Vice President, Chief Legal Officer and Secretary